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                                                                    EXHIBIT 10.4

U.S. Department of Transportation
Federal Aviation Administration


                            AIR CARRIER CERTIFICATE


                              This certifies that

                    FORWARD AIR INTERNATIONAL AIRLINES, INC.
                                512 AIRPORT ROAD
                          GREENEVILLE, TENNESSEE 37743


has met the requirements of the Federal Aviation Act of 1958, as amended, and the rules, regulations, and standards prescribed thereunder for the issuance of this certificate and is hereby authorized to operate as an air carrier and conduct common carriage operations in accordance with said Act and the rules, regulations, and standards prescribed thereunder and the terms, conditions, and limitations contained in the approved operations specifications.


This certificate is not transferable and, unless sooner surrendered, suspended, or revoked, shall continue in effect indefinitely.


                                             By Direction of the Administrator




Certificate number:   LI7A769W                /s/      JOHN D. FOX
                    ---------------------    ---------------------------------
                                                        (Signature)


Effective date:    SEPTEMBER 9, 1993                   ACTING MANAGER
                -------------------------    ---------------------------------
  REISSUED:        SEPTEMBER 21, 1998                      (Title)


Issued at   SO-FSDO-03                            SOUTHERN REGION FSDO-03
           --------------                     --------------------------------
                                                       (Region/Office)